UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2002

                              COMMUNITY BANKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                             Pennsylvania 23-2251762
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                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)


                                   No. 0-15786
                             ----------------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania 17111
          -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (717) 920-1698
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              (Registrant's telephone number, including area code)


                  150 Market Street, Millersburg, Pennsylvania 17061
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      (Former name,former address and former fiscal year, if changed since last report)

Item 5.    Other Events.

         The following documents are filed as exhibits to this Form 8-K:

I.       Press release of Community Banks, Inc. dated July 18, 2002.
II.      Fiscal Insight



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Community Banks, Inc.
                                       -----------------------------------
                                          (Registrant)

Dated: July 18, 2002                   /s/  Donald F. Holt
                                       -----------------------------------
                                            Donald F. Holt
                                        Executive Vice President and
                                          Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1              Press Release of Community Banks, Inc. dated  July 18, 2002.
99.2              Fiscal Insight